                                                                  EXHIBIT 4.1

      COMMON STOCK                                         COMMON STOCK

                              [PDF/SOLUTIONS LOGO]


         THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA OR NEW YORK, NY

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                      SEE REVERSE FOR STATEMENTS RELATING
                            TO RIGHTS, PREFERENCES,
                      PRIVILEGES AND RESTRICTIONS, IF ANY

                               CUSIP 693282 10 5


THIS CERTIFIES THAT


is the record holder of


   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                              PDF SOLUTIONS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]

/s/  PETER COHN                                      /s/ JOHN KACHIG KIBARIAN
---------------------------                          --------------------------
     SECRETARY                                          PRESIDENT AND CHIEF
                                                        EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
        EQUISERVE TRUST COMPANY, N.A.
             TRANSFER AGENT AND REGISTRAR

By: /s/ [SIGNATURE ILLEGIBLE]
    ------------------------------------
                    AUTHORIZED SIGNATURE

         COMMON STOCK                                       COMMON STOCK


                             [PDF SOLUTIONS, LOGO]

         THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA OR NEW YORK, NY

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                     SEE REVERSE FOR STATEMENTS RELATING TO
                        RIGHTS, PREFERENCES, PRIVILEGES
                            AND RESTRICTIONS, IF ANY

                               CUSIP 693282 10 5

THIS CERTIFIES THAT

IS THE OWNER OF


            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                                NO PAR VALUE, OF

                              PDF SOLUTIONS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]

/s/  PETER COHN                                        /s/  JOHN KACHIG KIBARIAN
     ----------------------                             ------------------------
     SECRETARY                                          PRESIDENT AND CHIEF
                                                        EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
        EQUISERVE TRUST COMPANY, N.A.
             TRANSFER AGENT AND REGISTRAR

By: /s/ [SIGNATURE ILLEGIBLE]
    ------------------------------------
                    AUTHORIZED SIGNATURE

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)
                                                        UNIF TRF MIN ACT  -- .............Custodian (until age.........)
                                                                                 (Cust)
                                                                             ....................under Uniform Transfers
                                                                                    (Minor)
                                                                             to Minors Act..............................
                                                                                                   (State)


    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                X_______________________________________________

                                X_______________________________________________
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                       NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATSOEVER.

Signature(s) Guaranteed




By___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.